Exhibit 99.2
Supplemental Data Fiscal quarter ended March 31, 2011
May 16, 2011

Forward-Looking Information
This presentation includes financial forecasts, projections and other forward-looking statements regarding Swisher Hygiene Inc., its business and prospects. This forward-looking information is based on management assumptions and expectations which, while considered reasonable by Swisher Hygiene and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. A description of these factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2011 and in our other filings with the SEC, which are available at www.sec.gov. Swisher Hygiene undertakes no obligation to publicly revise the forward-looking statements presented, except as required by law.

First Quarter Highlights
86% increase in revenue
15% excluding acquisition (organic growth)
55% increase over fourth quarter 2010
Current run-rate revenue over $230 million
Acquisition of 11 independent service providers, 4 franchisees and Choice Environmental
Commenced trading on NASDAQ
Launched cross-selling efforts and implemented cost synergies
Strengthened capital structure

Strategy and Roadmap
Strategy
1. Establish a unique, sustainable and defensible competitive advantage
2. Be a full-service provider with a continually evolving product portfolio
3. Optimize distribution to customer
Roadmap
1. Expand geographic presence through acquisition
2. Raise revenue-per-customer through route up-sells and interdivisional cross-selling
3. Reduce costs by leveraging infrastructure

Attractive Business Model
Full range of products and services
Recurring revenue
Able to establish significant points of competitive differentiation
Nationwide service capability
Low cost provider
Opportunity for attractive margins

Established Brand Equity
Widely recognized as Operating for more than 25 years
Providing regular, ongoing service to more than 50,000 commercial and 150,000 residential customers

Widely Followed Industries
Large and attractive addressable market
Highly fragmented, with strong regional and local participants
Established patterns of consistent growth in revenue, earnings and cash flow
Industry participants enjoy significant valuation premiums

Scalable Business
Nationwide footprint allows for growth through corporate accounts and third-party distribution
Positioned to take advantage of significant excess route capacity
Corporate overhead is scalable

Complete Offering

Product/Service	Uniform Co.	Chemical Co.	Waste Co.	Swisher
Restroom Hygiene Service				✓
Germicidal Misting				✓
Power Washing	✓			✓
Paper Program	✓			✓
Hand Care Program	✓	✓		✓
Dust Control Programs	✓			✓
Mat, Bar Towels & Aprons	✓			✓
Cleaning Chemicals	✓	✓		✓
Warewashing Program		✓		✓
Laundry Program		✓		✓
Green Soap, Paper & Chemicals				✓
Specialty Chemicals		✓		✓
Waste Collection			✓	✓

Complete Offering RESTROOM
1 Cleaning Chemicals 2 Weekly Sanitizing Service 3 Pressure Washing 4 Germicidal Misting 5 Restroom Soap 6 Restroom Paper 7 Odor Control KITCHEN 8 Dish Machines 9 Kitchen Chemicals 10 Drainline Treatment Disposable Gloves 17 11 Floor Mats 8 12 FRONT OF HOUSE 9 13 Hand Sanitizer 10 14 Floor Treatment 11 15 Foodservice Wipers 12 LAUNDRY 16 Laundry Products 13 WASTE 14 17 Waste Management

Access to Capital
Raised $195 million of equity in private placements from well known and respected Canadian and U.S. institutions
Significant liquidity Over $165 million of cash on hand $100 million credit facility in place
Weighted average borrowing rate of 4.6%
Shareholder equity in excess of $325 million
Total debt to capital of less than 12%
*As of April 30, 2011

Acquisition Opportunities
In the U.S. we believe that there are over:
3,400 chemical service providers 2,000 linen /facility service providers 38,000 waste collection companies
Provide acquisition opportunities in new markets or tuck-ins for existing markets at attractive multiples
Allows us to attract entrepreneurs who can contribute to the rapid growth of a relationship-driven business

Organic Growth Opportunities
CURRENT CUSTOMERS
Opportunity to significantly increase revenue per customer
Drives revenue per route
Focus of hygiene and chemical route technicians
FIELD SALES
Direct and with distribution partners
Targeted to leverage excess local route capacity
Focus of field sales organization
CORPORATE ACCOUNTS
Significant industry experience
Significant pipeline of prospects and on-going tests
Focus of corporate account team
CROSS SELLING
Customers are seeking one trusted supplier
Within most industries
Initiated by dedicated cross-selling team

International Opportunity
Significant opportunity also exists for growth in worldwide markets
Ireland
United Kingdom Canada
Netherlands Korea United States Portugal China Taiwan Mexico Hong Kong Macau Philippines Singapore
New Zealand

Revenue Run Rate